UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 5, 2005

Date of Report (Date of earliest event reported)
NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
13650 N.W. 8th Street, Suite 109
Sunrise, Florida 33325

(Address of Principal Executive Offices)
(954) 903-5000

Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)	Mr. Robert Gregg has ceased to serve as the Chief Operating Officer of the Company, effective as of October 5, 2005.
Item 7.01 Regulation FD Disclosure.
On October 12, 2005, NationsHealth, Inc. (the “Company”) issued a press release announcing that Mr. Robert Gregg has ceased to serve as the Chief Operating Officer of the Company, effective as of October 5, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated herein by reference as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release dated October 12, 2005, announcing that Mr. Robert Gregg has ceased to serve as Chief Operating Officer of NationsHealth, Inc., effective as of October 5, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: October 12, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 12, 2005, announcing that Mr. Robert Gregg has ceased to serve as Chief Operating Officer of NationsHealth, Inc., effective as of October 5, 2005.

4